Subsequent Events	6 Months Ended	12 Months Ended
	Sep. 30, 2019	Mar. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
12.	Subsequent Events

Agreement to Sell Office Property

In October 2019, the Joint Venture executed an agreement for the sale of its Alpharetta, GA office property for gross proceeds of approximately $31,500. The sale is expected to be completed during the third quarter of the Joint Venture’s fiscal year. While the Joint Venture expects to recognize a gain of an immaterial amount as a result of this transaction, the Company expects, as a result of the write-off of basis differences associated with this office property, to recognize a loss within its Loss from equity method investment in the Joint Venture of approximately $14,000.

14.	Subsequent Events

Registration Statement on Form S-1

The Company has filed a Registration Statement on Form S-1 in connection with its plan to complete an initial public offering of its common stock and a concurrent offering of tangible equity units. In the event this initial public offering of common stock is consummated, the Company expects to use the net proceeds from the initial public offering of its common stock to purchase a number of newly issued LLC Units from the Joint Venture that is equivalent to the number of shares of common stock that it offers and sells in the offering. In the event the concurrent offering of tangible equity units is consummated, the Company expects to invest an amount equal to the net proceeds from the sale of the tangible equity units in the Joint Venture. The Joint Venture, in turn, will enter into arrangements with the Company on economic terms designed to materially mirror those of the tangible equity units.

The Company has evaluated subsequent events through June 26, 2019, the date the financial statements were available to be issued.